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                            PRUDENTIAL MUTUAL FUNDS
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                   Prudential National Municipals Fund, Inc.

                      Supplement Dated August 31, 2000 to
            Statement of Additional Information Dated March 3, 2000

   The section in the Statement of Additional Information entitled 'Description of the Fund, Its Investments and Risks--Investment Strategies, Policies and Risks,' is amended to reflect the following:

   As of August 31, 2000, the Fund is authorized to invest up to 15% of the Fund's total assets in 'non-investment grade' or high yield obligations, commonly known as 'junk bonds,' without the requirement that they have the characteristics of medium rated securities. Non-investment grade securities are rated below Baa by Moody's and below BBB by S&P, or comparably rated by another major ratings service, and are considered speculative. These securities are subject to a higher risk that they will lose value in the market than higher rated securities. These securities are also subject to a higher risk of default and tend to be less liquid than higher rated securities. Therefore, an investment in the Fund may not be appropriate for short-term investing. The Fund may invest in unrated obligations that the Fund determines are of comparable quality to the rated debt obligations that are permissible investments. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), the Fund will not have to sell the obligation, but will take this into consideration in deciding whether the Fund should continue to hold the obligation.
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